UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

CATAMARAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Catamaran Corporation (“Catamaran” or the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating (i) certain consolidated financial statements of Catalyst Health Solutions, Inc. (“Catalyst”) and its subsidiaries and (ii) certain unaudited pro forma condensed combined financial statements of Catamaran, in each case as described in Item 9.01 below, into the Company’s Registration Statement on Form S-3 (and the related prospectus contained therein), which Catamaran is filing today with the Securities and Exchange Commission. As previously disclosed, Catamaran completed its merger (the “Merger”) with Catalyst on July 2, 2012.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Set forth in Exhibit 99.1 and incorporated herein by reference are the audited consolidated financial statements of Catalyst as of December 31, 2011 and 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon.

Set forth in Exhibit 99.2 and incorporated herein by reference are the unaudited consolidated financial statements of Catalyst as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

(b)	Pro Forma Financial Information

Set forth in Exhibit 99.3 and incorporated herein by reference is the unaudited pro forma condensed combined statement of operations of Catamaran for the year ended December 31, 2012, giving pro forma effect to the Merger and certain financing transactions related thereto as if they had occurred on January 1, 2012. The unaudited pro forma condensed combined statement of operations is not intended to represent what Catamaran’s actual consolidated results of operations would have been had the Merger and related financing transactions occurred on January 1, 2012, nor is it necessarily indicative of Catamaran’s future consolidated results of operations.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Catalyst Health Solutions, Inc.

99.1	Audited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of December 31, 2011 and December 31, 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon

99.2	Unaudited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of June 30, 2012 and for the six months ended June 30, 2012 and 2011

99.3	Unaudited pro forma condensed combined statement of operations of Catamaran Corporation and its subsidiaries for the year ended December 31, 2012, giving pro forma effect to the Merger and certain financing transactions related thereto as if they had occurred on January 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAMARAN CORPORATION

Dated: March 1, 2013	By:	/s/ Jeffrey Park
	Name:	Jeffrey Park
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Catalyst Health Solutions, Inc.

99.1	Audited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of December 31, 2011 and December 31, 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon

99.2	Unaudited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of June 30, 2012 and for the six months ended June 30, 2012 and 2011

99.3	Unaudited pro forma condensed combined statement of operations of Catamaran Corporation and its subsidiaries for the year ended December 31, 2012, giving pro forma effect to the Merger and certain financing transactions related thereto as if they had occurred on January 1, 2012